Subsequent Event	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On April 1, 2014, the Company purchased Personal Express Insurance Company (“Personal Express”), a California domiciled personal auto and home insurer from Sequoia Insurance Company, an affiliate of AmTrust.  The purchase price was approximately $22,000, subject to certain adjustments.

On April 8, 2014 the Company entered into an Amended and Restated Personal Lines Stock Purchase Agreement and a Master Transaction Agreement with ACP Re, Ltd., pursuant to which it made certain modifications to the proposed Tower personal lines transaction which had originally been entered into as of January 3, 2014.  Pursuant to these agreements, subject to the receipt of all regulatory approvals and the consummation of the previously announced merger between ACP Re, Ltd. and Tower Group International, the Company has agreed to  (i) acquire certain personal lines assets, (ii) administer the run-off of Tower’s historical personal lines claims at cost, (iii) in its discretion, place personal lines business with the Tower insurance companies, which they will manage and fully reinsure for a net 2% ceding fee payable to the Tower insurance companies, (iv) retain the expirations on all business written by the Tower insurance companies through the Company as manager, and (v) receive the agreement of the Tower insurance companies and ACP Re not to compete with respect to personal lines business (the “Revised Plan”). The Company will still acquire the Attorneys-in-Fact which serve as insurance managers for the reciprocal exchanges managed by Tower for $7,500.

In connection with the Revised Plan, the Company and AmTrust expect to provide ACP Re with financing in an aggregate principal amount of up to $125,000 each, subject to terms to be negotiated, but that will have a term of no shorter than seven years and pay a market interest rate. In addition, the Company and AmTrust will issue a $250,000 aggregate stop loss reinsurance agreement to Tower by which each, as reinsurers, will provide, severally, $125,000 of stop loss coverage. The stop loss coverage will attach in the event that paid losses and paid loss adjustment expenses by the Tower insurance companies exceed Tower’s reserves as of the closing of the Merger. Through this stop-loss coverage, our subsidiary will have direct exposure, and we will have indirect exposure, to Tower’s historical commercial and personal lines business and reserves. ACP Re will enter into a retrocession agreement with us and AmTrust to reimburse us and AmTrust for any payments that we or AmTrust make to Tower under the stop loss reinsurance agreement. The terms of the financing, the stop-loss coverage and the retrocession agreement are being negotiated and because such transaction is with related parties, such terms will be subject to the review and approval of our independent Audit Committee or special committee comprised of independent directors. The transaction remains subject to regulatory approval and the consummation of the Merger. There is no assurance that modifications to the terms of the Tower Transaction described above will not need to be made in order to obtain regulatory approval.